MERRILL LYNCH
GLOBAL VALUE
FUND, INC.




FUND LOGO




Semi-Annual Report

June 30, 1999





This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.






Merrill Lynch
Global Value Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper





MERRILL LYNCH GLOBAL VALUE FUND, INC.


Worldwide
Investments
As of 6/30/99

                                         Percent of
Ten Largest Industries                   Net Assets

Utilities--Electric & Gas                   14.0%
Banking                                     12.1
Insurance                                   10.3
Food & Household Products                    8.5
Health & Personal Care                       8.2
Telecommunications                           8.2
Electronic Components & Instruments          7.4
Data Processing & Reproduction               6.6
Financial Services                           4.8
Leisure & Tourism                            4.5



                                     Country of     Percent of
Ten Largest Equity Holdings            Origin       Net Assets

The AES Corporation                 United States       6.1%
Berkshire Hathaway Inc. (Class A)   United States       5.2
Cadbury Schweppes PLC               United Kingdom      4.7
Lattice Semiconductor Corporation   United States       4.5
Hewlett-Packard Company             United States       4.4
AT&T Corp.                          United States       4.4
Federal National Mortgage
 Association                        United States       4.3
Monsanto Company                    United States       4.2
Frontier Corporation                United States       3.8
Nestle SA (Registered Shares)       Switzerland         3.8



Merrill Lynch Global Value Fund, Inc., June 30, 1999


DEAR SHAREHOLDER

Merrill Lynch Global Value Fund, Inc.'s Class A and Class D Shares had total returns of +0.23% and +0.15%, respectively, for the quarter ended June 30, 1999. Total returns for Class B and Class C Shares were flat. These results compare to a +4.77% total return for the unmanaged Morgan Stanley Capital International (MSCI) World Index. For the first six months of 1999, the Fund underperformed the MSCI World Index, with the Class A, Class B, Class C, and Class D Shares providing total returns of -2.41%, -2.87%, -2.87% and -2.49%, respectively, compared to a +8.51% total return for the Index. (Fund results do not reflect sales charges, and would be lower if sales charges were included. Complete performance information can be found on pages 4 and 5 of this report to shareholders.)

Investment Environment
We regret to report that in the June quarter, the Fund continued its recent disappointing performance. Once again, the source of the underperformance was poor stock selection, since currency and other factors essentially cancelled each other out. Although a number of individual issues, including The AES Corporation, Frontier Corporation and Lattice Semiconductor Corporation showed excellent performance during the quarter, these gains were offset by declines in some of our largest holdings. We discussed one of these, McKesson HBOC, Inc., in our last report to shareholders. We eliminated the position in McKesson HBOC stock during the June quarter. Given the size of our position and magnitude of the stock price decline (50% in the day after the company's first disclosure of overstated revenues at HBOC), the net asset value of the Fund's Class A Shares declined by 2.5% from this position alone. McKesson HBOC's current share price may indicate that investors are now valuing the HBOC portion of the company at less than zero (namely, the McKesson portion is now selling at a lower level than before). However, we do not feel comfortable maintaining investments in companies in which we must make judgments about management ethics and the veracity of the company's public disclosures and financial statements.

Notwithstanding the performance of McKesson HBOC, our stock selection was not nearly as poor as our overall June quarter results suggest. Excluding McKesson HBOC, our US investments actually outperformed the US component of the benchmark unmanaged MSCI World Index. In addition, our three largest positions in Japan outperformed the market substantially, but overall the portfolio's Japanese stocks underperformed the market modestly. Unfortunately, the Fund's UK and German stocks underperformed their broader markets.

The US market continued its strong performance in the quarter, posting a total return of just over 7%. Fully 5% of the United States' 7% return for the quarter came in the last five days after the Federal Reserve Board appeared to abandon its bias to raise interest rates. As in the first quarter, the June quarter was characterized by good performance in traditional deep value stocks as well as traditional growth names, two categories we do not typically gravitate toward in selecting stocks for inclusion in the Fund.

In contrast to many quarters over the past two years, the US stock market was not the best-performing stock market during the June quarter. During the period, the US market lagged both the European markets overall as well as Japan in local currency terms. Although most markets moved together for the first half of the quarter, Europe strongly out-performed from the middle of May onward, returning more than two percentage points greater than the United States. The sharp decline in the euro (-3.82% relative to the US dollar during the June quarter) still meant the United States outperformed European markets in US dollar terms. On the other hand, the yen appreciated slightly during the quarter (+1.85% relative to the US dollar) in addition to the Japanese stock market's +9.81% return, making it the top-performing major market in US dollar terms.

Portfolio Matters
The portfolio underwent relatively few changes during the June quarter with only three positions eliminated and two initiated. For the most part, we are very satisfied with our positions and added to selected issues during the quarter. For example, during the last quarter, as well as during the financial crisis of last August, we increased our position in Allied Irish Banks PLC, which the Fund has held since February 1997. While this investment has already provided our shareholders with returns that exceeded those of the average European banks and stocks by a wide margin, we continue to believe that Allied Irish Banks is a very attractive investment at current prices.

We believe that Allied Irish Banks is a very profitable and conservatively managed bank with a leading position in Ireland, the fastest growing economy in Europe. It also has profitable banking operations in Maryland and Pennsylvania, a commercial banking business in England, and significant new operations in the rapidly expanding economy of Poland. Allied Irish Banks focuses primarily on the retail and medium-size commercial banking segments and so does not appear to face the risks associated with financial institutions involved in derivatives, trading or foreign lending. Despite these advantages, Allied Irish Banks shares sell at a discount to many European banks and we expect the company to continue to outperform relative to its competitors because of better growth prospects.

In our last letter to shareholders, we described Becton, Dickinson and Company as having suffered a temporary earnings setback in the December quarter, which provided us with the opportunity to buy a company with above-average earnings growth at a discount to the average stock in the Standard & Poor's 500 Index. After exceeding investors' earnings expectations in the March quarter, Becton, Dickinson once again disappointed its shareholders by announcing in mid-June that second-quarter earnings would fall short of prior management expectations. Management blamed the shortfall on three factors: negative foreign currency translation, weaker-than-expected sales in western Europe and certain emerging markets, and underperformance in its home healthcare business. Although we are disappointed by these results, we have maintained our position in Becton, Dickinson stock. First, the shortfall was not related to the company's core businesses, which continue to show good growth in line with our expectations. Second, the company's shares are now valued at a 35% discount to the average Standard & Poor's (S&P) 500 stock, despite an earnings growth rate that is still at least 50% higher than the average S&P 500 company.

How We Define Value
Despite the results of the first half of 1999, we remain confident in our investment process and approach. It is important for shareholders to understand what we do and do not do. Our approach to value is somewhat different from how many might understand value investing. Traditional value investing looks primarily at valuation, seeking stocks with low price/earnings or low price/book value ratios, for example. These stocks are typically concentrated in industries with low profitability and/or low growth, resulting in investments in companies with low earnings growth or poor performance. In contrast, at Merrill Lynch Global Value Fund, Inc., our definition of value comprises stocks we believe are sensibly worth more than they are selling for, generally based on an in-depth cash flow evaluation.

Our largest point of difference with traditional value investors is our preference for companies whose economic value accretes by 10%--15% per year while their current stock prices appear undervalued. For that reason, we tend to avoid deep cyclicals and commodity stocks. Although we recognize that investors can profit from such investments, we are not comfortable investing in industries with poor returns and/or growth in expectations of cyclical upturns.
Thus, our universe of stocks is different from that of traditional value investors. Accordingly, we can theoretically hold what some might view as a growth company, such as our investment in MCI
WorldCom Inc. last year. However, we do not believe we can justify the current valuation of most growth stocks (using cautious growth assumptions) and therefore are unlikely to own them.

Two other characteristics define our investment approach. First, as discussed in previous reports to shareholders, we believe that a company should provide a "margin of safety" for the Fund. As we define the phrase, this margin of safety can be balance sheet strength, hidden assets, or the strength of a company's franchise in its industry, among other factors. Second, our approach dictates that we invest only in those companies that we believe make up our best investment ideas. We do not add stocks to the portfolio if we are lukewarm about them. We feel that shareholders are best served by an approach that does not dilute our best investment thinking.

Nevertheless, we can and do make mistakes. Since we take relatively larger positions in fewer stocks than most funds, the impact of a poor investment decision is more readily visible. By the same token, a good decision has a disproportionate beneficial impact on performance. If, on balance, we make more good decisions than poor ones and we are aided by favorable market conditions, we hope to produce meaningful excess returns over the long term. If we achieve this goal, we will have done a good job for you, our shareholders.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Stephen I. Silverman)
Stephen I. Silverman
Senior Vice President and
Portfolio Manager



August 16, 1999



Merrill Lynch Global Value Fund, Inc., June 30, 1999



PERFORMANCE DATA

About Fund
Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Recent
Performance
Results*
                                                       12 Month            3 Month        Since Inception
                                                     Total Return        Total Return       Total Return
ML Global Value Fund, Inc. Class A Shares                +3.61%              +0.23%            +56.62%
ML Global Value Fund, Inc. Class B Shares                +2.62                0.00             +52.49
ML Global Value Fund, Inc. Class C Shares                +2.60                0.00             +52.47
ML Global Value Fund, Inc. Class D Shares                +3.39               +0.15             +55.58

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's inception date is 11/01/96.



Average Annual
Total Return


                                    % Return Without  % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 6/30/99                        + 3.61%        - 1.83%
Inception (11/01/96) through 6/30/99      +18.37         +15.99

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                         % Return       % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 6/30/99                        + 2.62%        - 1.23%
Inception (11/01/96) through 6/30/99      +17.19         +16.61

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return       % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 6/30/99                        + 2.60%        + 1.64%
Inception (11/01/96) through 6/30/99      +17.18         +17.18

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 6/30/99                        + 3.39%        - 2.04%
Inception (11/01/96) through 6/30/99      +18.08         +15.71

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Donald Cecil, Director
Roland M. Machold, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Arthur Zeikel, Director
Edward D. Zinbarg, Director
Stephen I. Silverman, Senior Vice President and
   Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Barbara G. Fraser, Secretary

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863



Merrill Lynch Global Value Fund, Inc., June 30, 1999


SCHEDULE OF INVESTMENTS                                                                                    (in US dollars)
NORTH                                  Shares                                                         Value      Percent of
AMERICA        Industries               Held             Investments                     Cost       (Note 1a)    Net Assets
Canada         Transportation--      1,521,600     Canadian National Railway
               Road & Rail                         Company                          $  74,424,143   $ 101,947,200      3.5%

                                                   Total Investments in Canada         74,424,143     101,947,200      3.5


United         Banking               1,176,300     The Chase Manhattan Corporation    102,051,319     101,896,987      3.6
States                               2,460,400     Washington Mutual, Inc.             94,374,063      87,036,650      3.0
                                                                                    -------------   -------------    ------
                                                                                      196,425,382     188,933,637      6.6

               Data Processing &     1,264,200     Hewlett-Packard Company            101,794,007     127,052,100      4.4
               Reproduction

               Electronic            2,070,700   ++Lattice Semiconductor
               Components &                        Corporation***                     104,996,064     128,383,400      4.5
               Instruments

               Financial Services    1,827,400     Federal National Mortgage
                                                   Association                         79,099,130     124,948,475      4.3
                                       209,900   ++The Goldman Sachs Group, Inc.       11,124,700      15,165,275      0.5
                                                                                    -------------   -------------    ------
                                                                                       90,223,830     140,113,750      4.8

               Health & Personal     2,860,300     Becton, Dickinson and Company      102,202,839      85,809,000      3.0
               Care                    575,700     Guidant Corporation                 30,494,089      29,612,569      1.0
                                     3,095,400     Monsanto Company                   127,705,641     122,074,838      4.2
                                                                                    -------------   -------------    ------
                                                                                      260,402,569     237,496,407      8.2

               Insurance                 2,160   ++Berkshire Hathaway Inc.
                                                   (Class A)                          133,124,596     148,824,000      5.2

               Leisure & Tourism     3,155,200     The Walt Disney Company             99,888,740      97,219,600      3.4

               Telecommunications    2,262,600     AT&T Corp.                         127,309,003     126,281,362      4.4
                                     1,880,000     Frontier Corporation                58,778,473     110,920,000      3.8
                                                                                    -------------   -------------    ------
                                                                                      186,087,476     237,201,362      8.2

               Utilities--           3,007,400   ++The AES Corporation                 97,611,738     174,805,125      6.1
               Electric &            1,225,950     Columbia Energy Group               63,217,999      76,851,741      2.6
               Gas                   2,095,500     K N Energy, Inc.                    78,302,281      28,027,312      1.0
                                     1,830,000     Unicom Corporation                  57,049,442      70,569,375      2.4
                                                                                    -------------   -------------    ------
                                                                                      296,181,460     350,253,553     12.1

                                                   Total Investments in the
                                                   United States                    1,469,124,124   1,655,477,809     57.4


                                                   Total Investments in
                                                   North America                    1,543,548,267   1,757,425,009     60.9


PACIFIC BASIN


Australia      Leisure & Tourism    11,800,652     Village Roadshow Limited
                                                   'A' (Preferred)                     30,727,549      17,652,525      0.6
                                       360,000     Village Roadshow Limited
                                                   (Convertible Preferred)++++         18,000,000      14,040,000      0.5
                                                                                    -------------   -------------    ------
                                                                                       48,727,549      31,692,525      1.1

               Real Estate           3,506,367     Lend Lease Corporation Limited      33,093,970      48,141,689      1.7

                                                   Total Investments in Australia      81,821,519      79,834,214      2.8


Japan          Appliances &            953,000     Matsushita Electric Industrial
               Household Durables                  Company, Ltd.                       17,443,427      18,511,737      0.6
                                       400,000     Sony Corporation                    36,894,499      43,147,628      1.5
                                                                                    -------------   -------------    ------
                                                                                       54,337,926      61,659,365      2.1

               Construction &        1,105,602     Chudenko Corporation                25,974,605      20,196,565      0.7
               Housing                 788,000     Kinden Corporation                   9,663,415       8,500,083      0.3
                                                                                    -------------   -------------    ------
                                                                                       35,638,020      28,696,648      1.0

               Data Processing &     2,166,000     Canon, Inc.                         51,626,097      62,305,174      2.2
               Reproduction

               Electronic            1,276,000     Murata Manufacturing Co., Ltd.      39,076,429      83,955,695      2.9
               Components &
               Instruments

               Insurance             3,438,000     The Dai-Tokyo Fire and Marine
                                                   Insurance Co., Ltd.                 13,781,868      12,361,795      0.4
                                       784,000     The Nichido Fire & Marine
                                                   Insurance Co., Ltd.                  4,117,378       4,037,295      0.2
                                     4,411,000     The Sumitomo Marine & Fire
                                                   Insurance Co., Ltd.                 30,544,736      26,616,218      0.9
                                       850,000     The Tokio Marine & Fire
                                                   Insurance Co. Ltd.                  10,618,405       9,239,130      0.3
                                                                                    -------------   -------------    ------
                                                                                       59,062,387      52,254,438      1.8

               Miscellaneous            10,000     Toyo Seikan Kaisha, Ltd.               106,000         224,831      0.0
               Materials &
               Commodities
                                                   Total Investments in Japan         239,846,859     289,096,151     10.0


                                                   Total Investments in the
                                                   Pacific Basin                      321,668,378     368,930,365     12.8


WESTERN
EUROPE


Denmark        Banking                 716,200     Den Danske Bank Group               95,868,098      77,608,042      2.7

                                                   Total Investments in Denmark        95,868,098      77,608,042      2.7


Germany        Insurance               129,700     Hannover Rueckversicherungs-AG      14,461,879      10,359,334      0.4

               Transportation--      3,120,200     Deutsche Lufthansa AG
               Airlines                            (Registered Shares)                 54,760,129      56,531,621      2.0

               Utilities--           3,621,300     Bewag Aktiengesellschaft            79,992,542      55,795,071      1.9
               Electric &
               Gas
                                                   Total Investments in Germany       149,214,550     122,686,026      4.3

Ireland        Banking               6,137,000     Allied Irish Banks PLC              60,909,250      81,213,130      2.8
                                        28,500     Allied Irish Banks PLC (ADR)*          482,133         776,625      0.0

                                                   Total Investments in Ireland        61,391,383      81,989,755      2.8


Switzerland    Food & Household         60,800     Nestle SA (Registered Shares)       67,899,128     109,680,428      3.8
               Products

                                                   Total Investments in Switzerland    67,899,128     109,680,428      3.8


United         Food & Household     21,333,600     Cadbury Schweppes PLC               98,719,504     135,780,172      4.7
Kingdom        Products

               Insurance             6,527,900     Allied Zurich PLC                   97,252,574      82,015,328      2.9

                                                   Total Investments in the
                                                   United Kingdom                     195,972,078     217,795,500      7.6


                                                   Total Investments in
                                                   Western Europe                     570,345,237     609,759,751     21.2


Merrill Lynch Global Value Fund, Inc., June 30, 1999


SCHEDULE OF INVESTMENTS (concluded)                                                                          (in US dollars)
SHORT-TERM                              Face                                                          Value       Percent of
SECURITIES                             Amount               Issue                       Cost        (Note 1a)     Net Assets
               Commercial         $114,668,000     General Electric Capital Corp.,
               Paper**                             5.75% due 7/01/1999              $ 114,668,000   $ 114,668,000      4.0%

                                                   Total Investments in
                                                   Short-Term Securities              114,668,000     114,668,000      4.0


OPTIONS                         Nominal Value                                          Premiums
PURCHASED                     Covered by Options                                         Paid

               Currency Put        176,640,000     Japanese Yen, expiring August
                                                   1999 at YEN 150                      7,604,352           1,766      0.0
               Options Purchased   100,000,000     Japanese Yen, expiring June
                                                   2000 at YEN 123                      2,500,000       2,730,000      0.1
                                   300,000,000     Japanese Yen, expiring June
                                                   2000 at YEN 124                      7,635,000       7,371,000      0.2
                                   100,000,000     Japanese Yen, expiring June
                                                   2000 at YEN 124                      2,460,000       2,476,000      0.1

                                                   Total Options Purchased             20,199,352      12,578,766      0.4


                                                   Total Investments                2,570,429,234   2,863,361,891     99.3


OPTIONS                                                                                 Premiums
WRITTEN                                                                                 Received

               Call Options            782,000     The AES Corporation, expiring
               Written                             November 1999 at US$63.36           (2,394,797)     (3,714,500)    (0.1)
                                       549,600     Monsanto Company, expiring
                                                   December 1999 at US$50              (1,346,520)     (1,187,136)     0.0
                                       915,800     Monsanto Company, expiring
                                                   December 1999 at US$51.1242         (1,992,689)     (1,923,180)    (0.1)

                                                   Total Options Written               (5,734,006)     (6,824,816)    (0.2)

               Total Investments, Net of Options Written                           $2,564,695,228   2,856,537,075     99.1
                                                                                   ==============
               Unrealized Appreciation on Forward Foreign Exchange Contracts--Net++++++                27,291,805      0.9

               Liabilities in Excess of Other Assets                                                      (63,709)     0.0
                                                                                                   --------------    ------
               Net Assets                                                                          $2,883,765,171    100.0%
                                                                                                   ==============    ======

              *American Depositary Receipts (ADR).
             **Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.
            ***Investments in companies 5% or more of whose outstanding securities are held by the Fund (such companies are defined as "Affiliated
               Companies" in section 2(a)(3) of the Investment Company Act of 1940)
               were as follows:
                                             Net Share     Net      Dividend
               Industry       Affiliate      Activity      Cost      Income

               Electronic     Lattice            --        --        +++
                 Components &   Semiconductor
                 Instruments    Corporation
            +++Non-income producing security.

             ++Non-income producing security.
           ++++The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933. ++++++Forward foreign exchange contracts as of June 30, 1999 were as follows:

               Foreign                                             Unrealized
               Currency                            Expiration     Appreciation
               Sold                                   Date         (Note 1d)

               Chf                43,726,686    September 1999    $ 4,953,518
               Dkr               482,520,640    September 1999      9,495,609
               Pound Sterling    99,850,823     September 1999      7,635,593
               YEN            11,024,865,351    September 1999      5,207,085
                                                                  -----------
               Total Unrealized Appreciation on
               Forward Foreign Exchange Contracts--Net
               (US$ Commitment--$372,804,865)                     $27,291,805
                                                                  ===========

               See Notes to Financial Statements.


STATEMENT OF ASSETS AND LIABILITIES
                    As of June 30, 1999
Assets:             Investments, at value (identified cost--$2,550,229,882)(Note 1a)                      $2,850,783,125
                    Put options purchased, at value (cost--$20,199,352)(Notes 1a & 1d)                        12,578,766
                    Unrealized appreciation on forward foreign exchange
                    contracts (Note 1d)                                                                       27,291,805
                    Cash                                                                                       5,743,818
                    Foreign cash (Note 1c)                                                                     1,794,284
                    Receivables:
                      Dividends                                                        $    3,316,671
                      Capital shares sold                                                   1,983,328
                      Forward foreign exchange contracts (Note 1d)                            828,958          6,128,957
                                                                                       --------------
                    Deferred organization expenses (Note 1g)                                                      57,761
                    Prepaid registration fees and other assets (Note 1g)                                         137,049
                                                                                                          --------------
                    Total assets                                                                           2,904,515,565
                                                                                                          --------------

Liabilities:        Call options written, at value (premiums received--$5,734,006)
                    (Notes 1a & 1d)                                                                            6,824,816
                    Payables:
                      Capital shares redeemed                                               8,720,587
                      Distributor (Note 2)                                                  2,150,641
                      Investment adviser (Note 2)                                           1,956,894         12,828,122
                                                                                       --------------
                    Accrued expenses and other liabilities                                                     1,097,456
                                                                                                          --------------
                    Total liabilities                                                                         20,750,394
                                                                                                          --------------

Net Assets:         Net assets                                                                            $2,883,765,171
                                                                                                          ==============

Net Assets          Class A Shares of Common Stock, $.10 par value,
Consist of:         100,000,000 shares authorized                                                         $    1,430,438
                    Class B Shares of Common Stock, $.10 par value,
                    300,000,000 shares authorized                                                             14,608,779
                    Class C Shares of Common Stock, $.10 par value,
                    100,000,000 shares authorized                                                              2,591,172
                    Class D Shares of Common Stock, $.10 par value,
                    100,000,000 shares authorized                                                              3,154,851
                    Paid-in capital in excess of par                                                       2,467,567,972
                    Undistributed investment income--net                                                       8,836,013
                    Undistributed realized capital gains on investments and
                    foreign currency transactions--net                                                        66,484,499
                    Unrealized appreciation on investments and foreign
                    currency transactions--net                                                               319,091,447
                                                                                                          --------------
                    Net assets                                                                            $2,883,765,171
                                                                                                          ==============

Net Asset           Class A--Based on net assets of $190,827,747 and
Value:                       14,304,377 shares outstanding                                                $        13.34
                                                                                                          ==============
                    Class B--Based on net assets of $1,930,588,754 and
                             146,087,792 shares outstanding                                               $        13.22
                                                                                                          ==============
                    Class C--Based on net assets of $342,437,594 and
                             25,911,717 shares outstanding                                                $        13.22
                                                                                                          ==============
                    Class D--Based on net assets of $419,911,076 and
                             31,548,505 shares outstanding                                                $        13.31
                                                                                                          ==============


                    See Notes to Financial Statements.



Merrill Lynch Global Value Fund, Inc., June 30, 1999


STATEMENT OF OPERATIONS
                    For the Six Months Ended June 30, 1999
Investment          Dividends (net of $1,270,502 foreign withholding tax)                                 $   19,937,549
Income              Interest and discount earned                                                               2,741,598
(Notes 1e & 1f):                                                                                          --------------
                    Total income                                                                              22,679,147
                                                                                                          --------------

Expenses:           Investment advisory fees (Note 2)                                  $   11,054,785
                    Account maintenance and distribution fees--Class B (Note 2)             9,853,574
                    Account maintenance and distribution fees--Class C (Note 2)             1,750,058
                    Transfer agent fees--Class B (Note 2)                                   1,025,893
                    Account maintenance fees--Class D (Note 2)                                528,865
                    Custodian fees                                                            443,645
                    Transfer agent fees--Class C (Note 2)                                     189,715
                    Registration fees (Note 1g)                                               182,524
                    Transfer agent fees--Class D (Note 2)                                     179,630
                    Printing and shareholder reports                                          117,503
                    Accounting services (Note 2)                                               88,561
                    Transfer agent fees--Class A (Note 2)                                      86,426
                    Professional fees                                                          54,259
                    Directors' fees and expenses                                               20,867
                    Amortization of organization expenses (Note 1g)                             9,288
                    Pricing fees                                                                3,754
                    Other                                                                      13,963
                                                                                       --------------
                    Total expenses                                                                            25,603,310
                                                                                                          --------------
                    Investment loss--net                                                                      (2,924,163)
                                                                                                          --------------

Realized &          Realized gain (loss) from:
Unrealized Gain       Investments--net                                                       (127,429)
(Loss) on             Foreign currency transactions--net                                    1,211,459          1,084,030
Investments &                                                                          --------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net     Investments--net                                                   (112,492,733)
(Notes 1c, 1d,        Foreign currency transactions--net                                   30,251,747        (82,240,986)
1f & 3):                                                                               --------------     --------------
                    Net realized and unrealized loss on investments
                    and foreign currency transactions                                                        (81,156,956)
                                                                                                          --------------
                    Net Decrease in Net Assets Resulting from Operations                                  $  (84,081,119)
                                                                                                          ==============

                    See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                        For the Six          For the
                                                                                        Months Ended       Year Ended
                                                                                          June 30,           Dec. 31,
                    Increase (Decrease) in Net Assets:                                      1999               1998
Operations:         Investment income (loss)--net                                      $   (2,924,163)    $   14,662,644
                    Realized gain on investments and foreign
                    currency transactions--net                                              1,084,030        273,114,836
                    Change in unrealized appreciation/depreciation on
                    investments and foreign currency transactions--net                    (82,240,986)       224,291,590
                                                                                       --------------     --------------
                    Net increase (decrease) in net assets resulting
                    from operations                                                       (84,081,119)       512,069,070
                                                                                       --------------     --------------

Dividends &         Investment income--net:
Distributions to      Class A                                                                      --         (1,613,920)
Shareholders          Class B                                                                      --         (9,798,677)
(Note 1h):            Class C                                                                      --         (1,789,955)
                      Class D                                                                      --         (3,260,316)
                    In excess of investment income--net:
                      Class A                                                                      --         (2,417,667)
                      Class B                                                                      --        (14,678,505)
                      Class C                                                                      --         (2,681,369)
                      Class D                                                                      --         (4,883,982)
                    Realized gain on investments--net:
                      Class A                                                                      --        (15,004,582)
                      Class B                                                                      --       (154,619,783)
                      Class C                                                                      --        (28,383,994)
                      Class D                                                                      --        (32,551,670)
                                                                                       --------------     --------------
                    Net decrease in net assets resulting from
                    dividends and distributions to shareholders                                    --       (271,684,420)
                                                                                       --------------     --------------

Capital Share       Net increase (decrease) in net assets derived
Transactions        from capital share transactions                                       (13,961,006)       937,922,226
(Note 4):                                                                              --------------     --------------

Net Assets:         Total increase (decrease) in net assets                               (98,042,125)     1,178,306,876
                    Beginning of period                                                 2,981,807,296      1,803,500,420
                                                                                       --------------     --------------
                    End of period*                                                     $2,883,765,171     $2,981,807,296
                                                                                       ==============     ==============

                   *Undistributed investment income--net                               $    8,836,013     $   11,760,176
                                                                                       ==============     ==============


                    See Notes to Financial Statements.




Merrill Lynch Global Value Fund, Inc., June 30, 1999


FINANCIAL HIGHLIGHTS
                                                                                       Class A++++
                                                                   For the Six     For the       For the       For the
The following per share data and ratios have been derived             Months         Year         Period         Year
from information provided in the financial statements.                Ended         Ended      Nov. 1, 1997     Ended
                                                                     June 30,      Dec. 31,    to Dec. 31,     Oct. 31,
Increase (Decrease) in Net Asset Value:                                1999          1998          1997         1997++
Per Share           Net asset value, beginning of period          $    13.67    $    12.01     $    11.83     $    10.00
Operating                                                         ----------    ----------     ----------     ----------
Performance:        Investment income--net                               .04           .18            .01            .17
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                   (.37)         3.00            .72           1.71
                                                                  ----------    ----------     ----------     ----------
                    Total from investment operations                    (.33)         3.18            .73           1.88
                                                                  ----------    ----------     ----------     ----------
                    Less dividends and distributions:
                      Investment income--net                              --          (.14)          (.11)          (.05)
                      In excess of investment income--net                 --          (.20)            --             --
                      Realized gain on investments--net                   --         (1.18)          (.44)            --
                                                                  ----------    ----------     ----------     ----------
                    Total dividends and distributions                     --         (1.52)          (.55)          (.05)
                                                                  ----------    ----------     ----------     ----------
                    Net asset value, end of period                $    13.34    $    13.67     $    12.01     $    11.83
                                                                  ==========    ==========     ==========     ==========

Total Investment    Based on net asset value per share                (2.41%)+++    27.10%          6.19%+++      18.91%
Return:**                                                         ==========    ==========     ==========     ==========

Ratios to Average   Expenses                                            .90%*         .90%           .96%*          .97%
Net Assets:                                                       ==========    ==========     ==========     ==========
                    Investment income--net                              .64%*        1.32%           .54%*         1.88%
                                                                  ==========    ==========     ==========     ==========

Supplemental        Net assets, end of period (in thousands)      $  190,828    $  202,980     $   63,075     $   53,776
Data:                                                             ==========    ==========     ==========     ==========
                    Portfolio turnover                                34.28%        44.94%         24.49%         77.65%
                                                                  ==========    ==========     ==========     ==========


                                                                                       Class B++++
                                                                   For the Six     For the       For the       For the
The following per share data and ratios have been derived             Months         Year         Period         Year
from information provided in the financial statements.                Ended         Ended      Nov. 1, 1997     Ended
                                                                     June 30,      Dec. 31,    to Dec. 31,     Oct. 31,
Increase (Decrease) in Net Asset Value:                                1999          1998          1997         1997++
Per Share           Net asset value, beginning of period          $    13.61    $    11.97     $    11.72     $    10.00
Operating                                                         ----------    ----------     ----------     ----------
Performance:        Investment income (loss)--net                       (.02)          .06           (.01)           .09
                    Realized and unrealized gain (loss)
                    on investments and foreign currency
                    transactions--net                                   (.37)         2.96            .73           1.67
                                                                  ----------    ----------     ----------     ----------
                    Total from investment operations                    (.39)         3.02            .72           1.76
                                                                  ----------    ----------     ----------     ----------
                    Less dividends and distributions:
                      Investment income--net                              --          (.08)          (.03)          (.04)
                      In excess of investment income--net                 --          (.12)            --             --
                      Realized gain on investments--net                   --         (1.18)          (.44)            --
                                                                  ----------    ----------     ----------     ----------
                    Total dividends and distributions                     --         (1.38)          (.47)          (.04)
                                                                  ----------    ----------     ----------     ----------
                    Net asset value, end of period                $    13.22    $    13.61     $    11.97     $    11.72
                                                                  ==========    ==========     ==========     ==========

Total Investment    Based on net asset value per share                (2.87%)+++    25.76%          6.14%+++      17.62%
Return:**                                                         ==========    ==========     ==========     ==========

Ratios to Average   Expenses                                           1.92%*        1.92%          1.98%*         1.99%
Net Assets:                                                       ==========    ==========     ==========     ==========
                    Investment income (loss)--net                      (.38%)*        .44%          (.49%)*         .84%
                                                                  ==========    ==========     ==========     ==========

Supplemental        Net assets, end of period (in thousands)      $1,930,589    $1,988,580     $1,251,956     $1,179,125
Data:                                                             ==========    ==========     ==========     ==========
                    Portfolio turnover                                34.28%        44.94%         24.49%         77.65%
                                                                  ==========    ==========     ==========     ==========


                                                                                       Class C++++
                                                                   For the Six     For the       For the       For the
The following per share data and ratios have been derived             Months         Year         Period         Year
from information provided in the financial statements.                Ended         Ended      Nov. 1, 1997     Ended
                                                                     June 30,      Dec. 31,    to Dec. 31,     Oct. 31,
Increase (Decrease) in Net Asset Value:                                1999          1998          1997         1997++
Per Share           Net asset value, beginning of period          $    13.61    $    11.97     $    11.72     $    10.00
Operating                                                         ----------    ----------     ----------     ----------
Performance:        Investment income (loss)--net                       (.03)          .06           (.01)           .09
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                   (.36)         2.96            .73           1.67
                                                                  ----------    ----------     ----------     ----------
                    Total from investment operations                    (.39)         3.02            .72           1.76
                                                                  ----------    ----------     ----------     ----------
                    Less dividends and distributions:
                      Investment income--net                              --          (.08)          (.03)          (.04)
                      In excess of investment income--net                 --          (.12)            --             --
                      Realized gain on investments--net                   --         (1.18)          (.44)            --
                                                                  ----------    ----------     ----------     ----------
                    Total dividends and distributions                     --         (1.38)          (.47)          (.04)
                                                                  ----------    ----------     ----------     ----------
                    Net asset value, end of period                $    13.22    $    13.61     $    11.97     $    11.72
                                                                  ==========    ==========     ==========     ==========

Total Investment    Based on net asset value per share                (2.87%)+++    25.73%          6.14%+++      17.62%
Return:**                                                         ==========    ==========     ==========     ==========

Ratios to Average   Expenses                                           1.92%*        1.92%          1.98%*         1.99%
Net Assets:                                                       ==========    ==========     ==========     ==========
                    Investment income (loss)--net                      (.39%)*        .43%          (.49%)*         .83%
                                                                  ==========    ==========     ==========     ==========

Supplemental        Net assets, end of period (in thousands)      $  342,437    $  363,134     $  229,601     $  217,341
Data:                                                             ==========    ==========     ==========     ==========
                    Portfolio turnover                                34.28%        44.94%         24.49%         77.65%
                                                                  ==========    ==========     ==========     ==========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++The Fund commenced operations on November 1, 1996.
                ++++Based on average shares outstanding.
                 +++Aggregate total investment return.


                    See Notes to Financial Statements.



Merrill Lynch Global Value Fund, Inc., June 30, 1999


FINANCIAL HIGHLIGHTS (concluded)
                                                                                       Class D++++
                                                                   For the Six     For the       For the       For the
The following per share data and ratios have been derived             Months         Year         Period         Year
from information provided in the financial statements.                Ended         Ended      Nov. 1, 1997     Ended
                                                                     June 30,      Dec. 31,    to Dec. 31,     Oct. 31,
Increase (Decrease) in Net Asset Value:                                1999          1998          1997         1997++
Per Share           Net asset value, beginning of period          $    13.65    $    12.00     $    11.80     $    10.00
Operating                                                         ----------    ----------     ----------     ----------
Performance:        Investment income--net                               .03           .16            .01            .18
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                   (.37)         2.98            .72           1.67
                                                                  ----------    ----------     ----------     ----------
                    Total from investment operations                    (.34)         3.14            .73           1.85
                                                                  ----------    ----------     ----------     ----------
                    Less dividends and distributions:
                      Investment income--net                              --          (.12)          (.09)          (.05)
                      In excess of investment income--net                 --          (.19)            --             --
                      Realized gain on investments--net                   --         (1.18)          (.44)            --
                                                                  ----------    ----------     ----------     ----------
                    Total dividends and distributions                     --         (1.49)          (.53)          (.05)
                                                                  ----------    ----------     ----------     ----------
                    Net asset value, end of period                $    13.31    $    13.65     $    12.00     $    11.80
                                                                  ==========    ==========     ==========     ==========

Total Investment    Based on net asset value per share                (2.49%)+++    26.72%          6.20%+++      18.56%
Return:**                                                         ==========    ==========     ==========     ==========

Ratios to Average   Expenses                                           1.15%*        1.15%          1.21%*         1.22%
Net Assets:                                                       ==========    ==========     ==========     ==========
                    Investment income--net                              .39%*        1.19%           .28%*         1.62%
                                                                  ==========    ==========     ==========     ==========

Supplemental        Net assets, end of period (in thousands)      $  419,911    $  427,113     $  258,868     $  237,791
Data:                                                             ==========    ==========     ==========     ==========
                    Portfolio turnover                                34.28%        44.94%         24.49%         77.65%
                                                                  ==========    ==========     ==========     ==========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++The Fund commenced operations on November 1, 1996.
                ++++Based on average shares outstanding.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Global Value Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including financial futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additions to such securities daily to ensure that the contract is fully collateralized.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).


Merrill Lynch Global Value Fund, Inc., June 30, 1999


NOTES TO FINANCIAL STATEMENTS (continued)


Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(f) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(g) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a period not exceeding five years. Prepaid registration fees are charged to expense as the related shares are issued.

(h) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of net investment income are due primarily to differing tax treatments for foreign currency transactions.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or the "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 0.75%, on an annual basis, of the average daily value of the Fund's net assets.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                              Account      Distribution
                          Maintenance Fee      Fee

Class B                          0.25%        0.75%
Class C                          0.25%        0.75%
Class D                          0.25%         --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended June 30, 1999, MLFD earned under-writing discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                             MLFD        MLPF&S

Class A                     $   144     $  2,335
Class D                     $18,442     $228,651


For the six months ended June 30, 1999, MLPF&S received contingent deferred sales charges of $2,300,776 and $70,577 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $258,948 in commissions on the execution of portfolio security transactions for the Fund for the six months ended June 30, 1999.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, FDS, PFD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 1999 were $960,470,973 and $1,003,216,704, respectively.

Net realized gains (losses) for the six months ended June 30, 1999 and net unrealized gains (losses) as of June 30, 1999 were as follows:

                                   Realized     Unrealized
                                    Gains         Gains
                                   (Losses)      (Losses)

Investments:
  Long-term                     $  44,139,818  $ 300,553,243
  Options written                 (44,267,247)    (1,090,810)
                                -------------  -------------
Total investments                    (127,429)   299,462,433
Currency transactions:
  Options purchased                        --     (7,620,586)
  Foreign currency transactions       382,501        (42,205)
  Forward foreign exchange
    contracts                         828,958     27,291,805
                                -------------  -------------
Total currency transactions         1,211,459     19,629,014
                                -------------  -------------
Total                           $   1,084,030  $ 319,091,447
                                =============  =============


Transactions in call options written for the six months ended June 30, 1999 were as follows:

                                  Nominal Value
                                    Covered by     Premiums
                                 Written Options   Received

Outstanding call options written,
beginning of period                 3,480,502  $  10,137,312
Options closed                     (1,233,088)    (4,403,260)
Options expired                           (14)           (46)
                                -------------  -------------
Outstanding call options
written, end of period              2,247,400  $   5,734,006
                                =============  =============


As of June 30, 1999, net unrealized appreciation for Federal income tax purposes aggregated $299,462,433, of which $477,733,455 related to appreciated securities and $178,271,022 related to depreciated securities. The aggregate cost of investments, net of premiums received for options written, at June 30, 1999 for Federal income tax purposes was $2,544,495,876.

4. Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions was $(13,961,006) and $937,922,226 for the six months ended June 30, 1999 and the year ended December 31, 1998, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Six Months                   Dollar
Ended June 30, 1999                   Shares        Amount

Shares sold                         4,358,728  $  58,248,090
Shares redeemed                    (4,903,392)   (65,553,350)
                                -------------  -------------
Net decrease                         (544,664) $  (7,305,260)
                                =============  =============


Class A Shares for the Year                         Dollar
Ended December 31, 1998               Shares        Amount

Shares sold                        11,594,216  $ 157,632,070
Shares issued to shareholders in
reinvestment of dividends and
distributions                         700,153      9,347,636
                                -------------  -------------
Total issued                       12,294,369    166,979,706
Shares redeemed                    (2,696,436)   (36,354,264)
                                -------------  -------------
Net increase                        9,597,933  $ 130,625,442
                                =============  =============


Merrill Lynch Global Value Fund, Inc., June 30, 1999


NOTES TO FINANCIAL STATEMENTS (concluded)


Class B Shares for the Six Months                   Dollar
Ended June 30, 1999                   Shares        Amount

Shares sold                        20,011,992  $ 265,238,445
Automatic conversion of shares     (1,169,670)   (15,594,067)
Shares redeemed                   (18,870,294)  (249,903,086)
                                -------------  -------------
Net decrease                          (27,972) $    (258,708)
                                =============  =============


Class B Shares for the Year                         Dollar
Ended December 31, 1998               Shares        Amount

Shares sold                        52,086,564  $ 711,124,670
Shares issued to shareholders in
reinvestment of dividends and
distributions                      11,614,251    154,732,397
                                -------------  -------------
Total issued                       63,700,815    865,857,067
Automatic conversion of shares       (837,665)   (11,201,223)
Shares redeemed                   (21,371,519)  (284,576,009)
                                -------------  -------------
Net increase                       41,491,631  $ 570,079,835
                                =============  =============


Class C Shares for the Six Months                   Dollar
Ended June 30, 1999                   Shares        Amount

Shares sold                         3,256,821  $  43,153,799
Shares redeemed                    (4,026,062)   (53,345,204)
                                -------------  -------------
Net decrease                         (769,241) $ (10,191,405)
                                =============  =============


Class C Shares for the Year                         Dollar
Ended December 31, 1998               Shares        Amount

Shares sold                        10,104,124  $ 138,079,120
Shares issued to shareholders in
reinvestment of dividends and
distributions                       2,149,018     28,640,687
                                -------------  -------------
Total issued                       12,253,142    166,719,807
Shares redeemed                    (4,761,365)   (63,354,025)
                                -------------  -------------
Net increase                        7,491,777  $ 103,365,782
                                =============  =============


Class D Shares for the Six Months                   Dollar
Ended June 30, 1999                   Shares        Amount

Shares sold                         3,909,209  $  52,176,177
Automatic conversion of shares      1,163,453     15,594,067
                                -------------  -------------
Total issued                        5,072,662     67,770,244
Shares redeemed                    (4,803,171)   (63,975,877)
                                -------------  -------------
Net increase                          269,491  $   3,794,367
                                =============  =============


Class D Shares for the Year                         Dollar
Ended December 31, 1998               Shares        Amount

Shares sold                        12,280,913  $ 167,684,549
Automatic conversion of shares        832,238     11,201,223
Shares issued to shareholders in
reinvestment of dividends and
distributions                       2,707,655     36,169,410
                                -------------  -------------
Total issued                       15,820,806    215,055,182
Shares redeemed                    (6,112,408)   (81,204,015)
                                -------------  -------------
Net increase                        9,708,398  $ 133,851,167
                                =============  =============


5. Subsequent Event:
On July 1, 1999, the Fund's Board of Directors declared an ordinary income dividend to shareholders in the amount of $.108853 per Class A Share, $.108711 per Class B Share, $.108717 per Class C Share, $.108816 per Class D Share and a long-term capital gains distribution in the amount of $.228601 per share for all four classes, payable on July 15, 1999 to shareholders of record as of July 7, 1999.


PORTFOLIO CHANGES

For the Quarter Ended June 30, 1999


Additions

The Chase Manhattan Corporation
The Goldman Sachs Group, Inc.


Deletions

Diageo PLC
McKesson HBOC, Inc.
Telecom Italia SpA